SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2014 (April 23, 2014)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Mark S. McAndrew retired from the Board of Directors (Board) of Torchmark Corporation (Torchmark) immediately prior to the convening of the Annual Meeting of Shareholders on April 24, 2014.

(c)	On April 23, 2014, the Board of Torchmark elected Gary L. Coleman and Larry M. Hutchison as Co-Chairmen of the Board, effective upon the April 24, 2014 retirement of Chairman Mark S. McAndrew from the Board. Accordingly, immediately prior to the commencement of the Annual Meeting of Shareholders on April 24, 2104, Messrs. Coleman and Hutchison commenced their service as Co-Chairman and Chief Executive Officers of Torchmark. Mr. Coleman (age 61) and Mr. Hutchison (age 60) have served as Torchmark directors since August 2012 and were appointed Torchmark’s Co-Chief Executive Officers (Co-CEOs) effective June 1, 2012. Prior to that time, Mr. Coleman served as Executive Vice President and Chief Financial Officer of Torchmark (Sept. 1999-May 2012) and Mr. Hutchison as Executive Vice President and General Counsel (Sept. 199-May 2012).

There are no arrangements or understandings between Messrs. Coleman or Hutchison and any other persons pursuant to which they were selected to serve as Co-Chairmen of the Board. Additionally there are no family relationships involving Messrs. Coleman or Hutchison to report under Item 401(d) of Regulation S-K and no related person transactions involving them to report pursuant to Item 404(a) of Regulation S-K.

There were no material plans, contracts or arrangements to which Messrs. Coleman or Hutchison are a party or in which either participates which were entered into or materially amended in connection with their election as Co-Chairmen of the Board nor was any grant or award made to them or any modification of existing grants, awards, plans, contracts or arrangements for either of them in connection herewith. While they continue to be compensated as previously disclosed for their service as Co-CEOs, they receive no compensation for service as Torchmark directors and will receive no compensation for service as Co-Chairmen of the Board, as more fully described in Item 5.02(e) below.

(e)	On April 24, 2014, the independent directors of Torchmark (with Messrs. Coleman and Hutchison abstaining) amended the Payments to Directors Policy to remove the provisions for payment of an annual Chairman of the Board Retainer in the amount of $50,000 since Torchmark would no longer have a non-executive Chairman of the Board when Gary L. Coleman and Larry M. Hutchison assumed their roles as Co-Chairmen of the Board upon Mark S. McAndrew’s retirement from the Board.

Also, on April 24, 2014, the shareholders of Torchmark Corporation approved the First Amendment to the Torchmark Corporation 2011 Incentive Plan. A summary of the First Amendment follows.

SUMMARY OF THE FIRST AMENDMENT TO THE 2011 INCENTIVE PLAN

The First Amendment to the Torchmark Corporation 2011 Incentive Plan

•	increased the maximum authorized shares under the 2011 Plan by 4,200,000 shares from 7,950,000 to 12,150,000 shares;

•	removed the allocation of maximum authorized shares between (i) options and SARS with ten-year terms and (ii) options and SARS, with seven-year terms and full-value awards such that all shares available under the 2011 Plan may be granted as options or SARs with terms of up to ten years or full-value awards;

•	modified the method to count the shares utilized under the Plan to provide as follows:

¡	awards of options and SARs with a term of seven years or less count against the number of shares available for issuance under the 2011 Plan as .85 of a share for each share covered by such award;

¡	awards of options and SARs with a term of eight to ten years count against the number of shares available for issuance under the 2011 Plan as one (1) share for each share covered by such award;

¡	full value awards that vest based on performance criteria other than continued service count against the number of shares available for issuance under the 2011 Plan as 3.1 shares for each share covered by such award; and

¡	full value awards that vest solely on continued service count against the number of shares available for issuance under the 2011 Plan as 3.88 shares for each share covered by such award;

•	modified the period of time that maximum individual award share limits are measured to provide for measurement “within a single calendar year” rather than “in any 12-month period;” and

•	modified the maximum individual award share limits as follows:

¡	the limitation on options increases from 270,000 to 300,000;

¡	the limitation on SARS increases from 270,000 to 300,000;

¡	the limitation on restricted stock or restricted stock units increases from 90,000 to 100,000; and

¡	the limitation on awards of other stock-based awards increases from 90,000 to 150,000.

No awards or grants have been made pursuant to the First Amendment to the 2011 Incentive Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting of Shareholders held April 24, 2014

(b) Proposal I – Election of Directors for One Year Terms

	For	Against	Abstain	Broker Non-Vote
Charles E. Adair	65,856,642	716,790	91,395	8,421,309
Marilyn A. Alexander	66,444,464	125,206	95,408	8,421,058
David L. Boren	65,579,127	977,561	108,418	8,421,030
Jane M. Buchan	66,421,566	140,627	102,913	8,421,030
Gary L. Coleman	65,931,605	615,291	117,931	8,421,309
Larry M. Hutchison	65,929,338	615,515	119,974	8,421,309
Robert W. Ingram	66,316,027	222,050	127,001	8,421,058
Lloyd W. Newton	66,300,182	256,659	107,986	8,421,309
Darren M. Rebelez	66,266,668	252,248	145,883	8,421,337
Lamar C. Smith	65,490,582	911,880	262,365	8,421,309
Paul J. Zucconi	65,822,058	706,657	136,391	8,421,030

Proposal II -

	For	Against	Abstain	Broker Non-Vote
Ratification of Deloitte & Touche LLP as Independent Auditor for 2014	74,462,751	538,263	85,122	0

Proposal III -

	For	Against	Abstain	Broker Non-Vote
Approval of First Amendment to 2011 Incentive Plan	61,296,678	5,157,313	211,965	8,420,180

Proposal IV -

	For	Against	Abstain	Broker Non-Vote
Advisory Approval of 2013 Executive	64,862,641	1,430,026	373,289	8,420,180

 Compensation (Annual “Say-on-Pay”)

(c) Not applicable.

(d) Torchmark will include a shareholder vote on the compensation of executives in its proxy materials each year until the next required vote in 2016 on the frequency with which shareholders will vote on the compensation of executives as disclosed in proxy statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to Torchmark Corporation 2011 Incentive Plan
10.2	Payments to Directors

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION
Date: April 29, 2014
/s/ Carol A. McCoy
Carol A. McCoy,
Vice President, Associate Counsel and
Corporate Secretary

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